UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 25, 2004

(Date of earliest event reported)

TIVO INC.

(exact name of registrant as specified in its charter)

Commission File: 000-27141

Delaware	77-0463167
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2160 Gold Street

P.O. Box 2160

Alviso, California 95002

(Address of Principal executive offices, including zip code)

(408) 519-9100

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release of TiVo Inc. dated May 25, 2004.

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 25, 2004, TiVo Inc. issued a press release announcing its financial results for the first quarter ended April 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVO INC.

Date: May 25, 2004	By:	/s/ David H. Courtney
David H. Courtney
Chief Financial Officer and Executive Vice President Worldwide Operations and Administration
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of TiVo Inc. dated May 25, 2004.